BRITESMILE, INC.

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                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

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         THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF
         1933, AS AMENDED. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND UPON OBTAINING AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION MAY BE MADE WITHOUT REGISTRATION OF THE SECURITIES UNDER SUCH ACT, OR UNLESS SOLD PURSUANT TO RULE 144. THE HOLDER OF THESE SECURITIES HAS AGREED AND COVENANTED NOT TO OFFER OR SELL THESE SECURITIES IN THE UNITED STATES, ITS TERRITORIES OR POSSESSIONS, OR TO PERSONS KNOWN TO BE NATIONALS OR RESIDENTS OF THE UNITED STATES, UNTIL THE EXPIRATION OF 365 DAYS AFTER THE ISSUANCE THEREOF, AND THEREAFTER ONLY IF THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER IS AVAILABLE.

         THIS CERTIFIES THAT LCO INVESTMENTS LIMITED (the "Holder") is entitled to purchase, on the terms hereof, 250,000 shares of Common Stock of BRITESMILE, INC., a Utah corporation (the "Company"), subject to adjustment as provided herein.

         1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

                  1.1 Term. This Warrant may be exercised in whole or in part at any time and from time to time commencing after the date hereof, but in no case may this Warrant be exercised later than the close of business on December 5, 2003 (the "Termination Date"), after which time this Warrant shall terminate and shall be void and of no further force or effect.


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                  1.2 Purchase Price.  Except as adjusted  pursuant to Section 2 hereof, the per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be Five Dollars ($5.00) per share of Common Stock purchased.

                  1.3 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by cashier's check payable to the Company's order for the number of shares for which the purchase rights hereunder are being exercised. In the event this Warrant is exercised in part at any time and not in whole, the Company shall promptly issue and deliver to the Holder a replacement Warrant Agreement reflecting the number of shares of Common Stock of the Company subject to such Warrant after giving effect to such partial exercise.

                  1.4 Issuance of Shares. Upon the exercise of the purchase rights evidenced by this Warrant, a certificate or certificates for the purchased shares shall be issued to the Holder as soon as practicable (and in any event within three business days after exercise).

         2.       Certain Adjustments.
                  -------------------

                  2.1 Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  2.2 Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to


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receive directly or indirectly,  additional shares of Common Stock  (hereinafter
referred  to  as  the  "Common  Stock  Equivalents")   without  payment  of  any
consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the purchase price hereunder shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase in outstanding shares.

                  2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the purchase price hereunder shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  2.4 Other Adjustments. If at any time on or before December 5, 2003 the Company issues and sells pursuant to a public offering any shares of Common Stock for a sale price less than $5.00 per share, or any securities convertible into shares of Common Stock at a conversion price of less than $5.00 per share (in either case, "Dilutive Securities"), then, as of the date of issue of such Dilutive Securities, the purchase price hereunder shall be appropriately decreased to the purchase price or conversion price (as the case may be) of such Dilutive Securities.

                  2.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a certificate setting forth:

                           (a)    Such adjustments and readjustments;

                           (b)    The purchase price at the time in effect; and

                           (c)    The number of shares of Warrant Stock and the
amount, if any, of otherproperty at the time receivable upon the exercise of the Warrant.

         3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant.

         4. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but


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unissued  shares of Common Stock shall not be  sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         5. Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company.

         6.       Transfers and Exchanges.
                  -----------------------

                  6.1 Subject to the limitations set forth below and subject to compliance with applicable federal and state securities laws, all or any part of this Warrant and all rights hereunder are transferable in whole or in part by Holder, provided such transfer is made in accordance with the provisions of that certain Note Purchase Agreement of even date herewith entered into by the Holder and the Company (the "Note Purchase Agreement"). The terms and conditions of such Note Purchase Agreement are hereby incorporated in and made a part of this Warrant Agreement. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In addition, the transferee shall at the same time submit its written consent and acknowledgment, by which the transferee shall covenant and agree to be bound by and comply with the Note Purchase Agreement. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants. The Company may deem and treat the registered Holder as the absolute owner of the Warrant (notwithstanding any notice of ownership or writing thereon made by anyone other than the Company) for all purposes, and the Company will not be affected by any notice to the contrary. No rights under and by virtue of this Warrant shall pass and be transferred separately and apart from this Warrant.

                  6.2 All new Warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant except as to the number of shares issuable upon exercise thereof.

         7. Successors and Assigns. The terms and provisions of this Warrant Agreement shall be binding upon the Company and the Holder and their respective successors and assigns, subject at all times to the restrictions set forth in this Warrant Agreement and the Note Purchase Agreement.

         8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Agreement, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Agreement, if


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mutilated,  the Company  will make and deliver a new Warrant  Agreement  of like tenor and dated as of such cancellation, in lieu of this Warrant Agreement.

         9. Amendment. This Warrant Agreement and the terms of the Warrant may be amended only with the written consent of the Holder and the Company set forth in a writing specifying such amendment.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. Notices. Any notice or demand authorized by this Warrant shall be sufficiently given or made, if in writing and personally served, sent by telecopy followed by written confirmation of receipt, or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, at or to the address or telecopy number as the receiving party shall have specified most recently by written notice to the other party. Notice shall be deemed given on the date of service if personally served or if sent by telecopy. Notice mailed as provided herein shall be deemed given on the next business day following the date sent by Federal Express or comparable next-day-delivery courier service, or on the third business day following the date mailed.

         To the Company:            BriteSmile, Inc.
                                               Attn:  John Reed
                                               490 North Wiget Lane
                                               Walnut Creek, California  94598
                                               Fax Number:  (925) 941-6266

         To the Holder:             LCO Investments Limited
                                               Attn:  Brian Delaney
                                               Canada Court
                                               Upland Road, St. Peter Port
                                               Guernsey, Channel Islands
                                               Fax Number:  011-353-1-661-2456

         12. Investment Representation. The Holder, by accepting this Warrant, represents that the Holder is acquiring the Warrant for his own account for investment purposes and not with a view to any offer or distribution thereof and that the Holder will not sell or otherwise dispose of the Warrant or the underlying Warrant Stock in violation of applicable securities laws.



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         DATED December 5, 2000.

                                       BRITESMILE, INC.



                                       By: _____________________________________
                                             John Reed, Chief Executive Officer


                                       LCO INVESTMENTS LIMITED


                                       By: _____________________________________
                                              Brian Delaney
                                       Its:  ___________________________________



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                      SUBSCRIPTION AND EXERCISE OF WARRANT

BriteSmile, Inc.
490 North Wiget Lane
Walnut Creek, California  94598


Ladies and Gentlemen:

         The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant held by the undersigned, ____________ shares of the Common Stock of BriteSmile, Inc., a Utah corporation (the "Company").

         The undersigned hereby represents and warrants that the undersigned is acquiring such stock for its own account and not for resale or with a view to distribution of any part thereof.

         The [Warrant exercise price of $5.00 per share] [the adjusted Warrant exercise price of $____ per share] being purchased hereby is enclosed with this notice of exercise. The aggregate purchase price is $----------------.

Dated:
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                                  LCO INVESTMENTS LIMITED

                                  By:
                                       -----------------------------------------

                                  Title:
                                          --------------------------------------

                                  Address: Canada Court
                                           Upland Road, St. Peter Port
                                           Guernsey, Channel Islands


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(Social Security
or Taxpayer Identification
Number of Holder)